UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       the Securities exchange act of 1934


Date of Report (Date of earliest event reported): April 15, 1997



                            MERIS LABORATORIES, INC.
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            (Exact name of registrant as specified in its charter)



                                   California
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         (State or other jurisdiction of incorporation or organization)


         0-19360                                   77-0274078
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  (Commission file number)              (I.R.S. Employer Identification No.)



   2890 Zanker Road, San Jose, California                    95134
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  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  408-434-9200



                               Not Applicable
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      (Former name or former address, if changed since last report)


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Item 5.    Other Events

     The Registrant filed the Form 12b-25 Notification of Late Filing on April 1, 1997 with respect to the Registrant's inability to timely file the Annual report on Form 10-K for its fiscal year ended December 31, 1996. The Registrant is not able to file its Annual Report on Form 10-K on April 15, 1997, as previously indicated, due to the time constraints and difficulty in the allocation of personnel and financial resources. The Registrant will work diligently to finalize such Annual Report and will file its Annual Report on Form 10-K as soon as possible.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      MERIS LABORATORIES, INC.


                          By:          /s/ Thurman Jordan
                                      --------------------------------------
                                      Thurman Jordan
                                      Senior Vice President - Finance
                                      (Duly authorized Officer and
                                       Principal Accounting Officer)


Date: April 15, 1997



















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